UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

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SCOTTISH RE GROUP LIMITED

(Exact name of registrant as specified in its charter)

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Cayman Islands	001-16855	98-0362785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box HM 2939 Crown House, Second Floor, 4 Par-la-Ville Road Hamilton HM12 Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-4451

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 29, 2007 Scottish Re Group Limited named Chris Shanahan interim President and Chief Executive Officer – North America effective December 3, 2007. Paul Goldean, current interim President and Chief Executive Officer – North America, will step down effective the same date and will continue in his role as Chief Administrative Officer – Scottish Re Group Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCOTTISH RE GROUP LIMITED

By:	/s/ George Zippel
George Zippel
President and Chief Executive Officer

Dated: November 29, 2007

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